Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Net sales	$ 142,102,324	$ 187,154,493
Costs and expenses:
Cost of products sold	139,491,989	174,247,456
Selling, general and administrative	5,124,572	4,782,510
Impairment loss for long-lived assets	4,338,419	1,723,539
Interest expense	4,806	17,546
Costs and expenses, total	148,959,786	180,771,051
EARNINGS (LOSS) FROM OPERATIONS	(6,857,462)	6,383,442
Interest and other income	19,260	440,503
EARNINGS (LOSS) BEFORE INCOME TAXES	(6,838,202)	6,823,945
Provision for (benefit from) income taxes:
Current	(404,892)	2,050,941
Deferred	(1,184,100)	(326,920)
Income tax	(1,588,992)	1,724,021
NET EARNINGS (LOSS)	$ (5,249,210)	$ 5,099,924
Weighted average number of common shares outstanding:
Basic (in shares)	7,000,403	7,010,266
Diluted (in shares)	7,000,403	7,010,266
Net earnings (loss) per share:
Basic (in dollars per share)	$ (0.75)	$ 0.73
Diluted (in dollars per share)	$ (0.75)	$ 0.73